UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 7, 2001









                 CTI DIVERSIFIED HOLDINGS, INC.
                (FOMERLY UNIQUE BAGEL CO., INC.)
     (Exact name of registrant as specified in its charter)







Delaware              000-30095                   33-0921967
(State of             (Commission           (I.R.S. Employer
organization)         File Number)       Identification No.)

1116-925 W. Georgia Street, Vancouver, B.C. V6C 3L2
(Address of principal executive offices)

Registrant's telephone number, including area code (604) 646-6638



ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Pursuant to a Share Purchase Agreement (the "Agreement") effective February 16, 2001, the Company, a Delaware corporation, acquired approximately 97% of the total issued and outstanding shares of CobraTech Industries, Inc., a British Columbia corporation ("CobraTech").

The Agreement was approved by the unanimous consent of the Board of Directors and a majority of the shareholders of CobraTech on February 16, 2001.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

On December 2, 2000, the Registrant approved the Agreement between itself and CobraTech Industries, Inc. Under the terms of the Agreement, the Company purchased approximately 97% of the total issued and outstanding shares of CobraTech in exchange for 5,757,776 shares of common stock issued to the selling shareholders of CobraTech.

ITEM 5.   OTHER INFORMATION

On  January,  10,  2001,  the Company changed  its  name  to  CTI
Diversified Holdings, Inc.

On January 11, 2001, the Company abandoned its business plan of overseeing the business of New York Bagel Company, which developed, produced, and marketed a line of bagels and other bread products, and adopted the business plan of CobraTech Industries, Inc., which is engaged in providing leading North American IT, ISP, ASP products and services for introduction and distribution into the Asian e-security, e-business and e-financial markets as well as providing consulting services for IT security, pursuant to the closing of the Share Purchase Agreement.

On February 7, 2001, Rene Palsenbarg cancelled 26,355,000 shares of the Company's stock to be returned to the authorized but unissued shares of the Company.

ITEM 6.   RESIGNATIONS OF REGISTRANTS' DIRECTORS

On  November  30,  2000,  the Board of Directors  appointed  Rene
Palsenbarg as a member of the board of directors and as an officer of the Company, effective immediately.

On December 1, 2000, the Company accepted the resignations of Dennis Greenfield and Lorelie Capul as members of the board of the directors and as officers of the Company, effective immediately. The remaining board member did not immediately fill the vacancies created by the resignations of Dennis Greenfield and Lorelie Capul. Rene Palsenbarg was elected as President, Secretary, and Treasurer.

On  January 11, 2001, the sole director of the Company  appointed
Stephen Koltai and Robert Kubbernus to fill the vacancies on the board of directors created on December 1, 2000.

On February 7, 2001, Rene Palsenbarg resigned as the sole officer of the Company, effective immediately and Stephen Koltai was appointed as the sole officer of the Company.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

     a) Financial Statements of Unique Bagel Co., Inc. for the year ended December 31, 1999 and the period ended September 30, 2000 are hereby incorporated by reference to the financial statements included in the Form
          10-SB/A filed on August 30, 2000 and the Form 10-QSB filed on November 13, 2000, respectively.

     b) The audited consolidated financial statements of CobraTech Industries, Inc. for the fiscal period ending October 15, 2000 were prepared by the Company in accordance with GAAP applied on a basis consistent with prior years, are correct and accurate in every particular and present fairly the financial condition and position of the Company as at October 15, 2000 and the results of its operations for the period from January 1, 2000 to October 15, 2000

     c) Prior to the merger with CobraTech Industries, Inc., CTI Diversified Holdings (fka Unique Bagel Co., Inc.) had no operations and had minimal assets and no revenue during 1999. The pro-forma financial statements, which serve to restate the results of 1999 as if the two companies had combined operations during 1999, therefore, will not differ in any material way from the financial statements of CobraTech Industries, Inc. The Company will not, therefore, include separate pro-forma financial statements.

The   Audited  consolidated  financial  statements  of  CobraTech
Industries, Inc.


INDEPENDENT AUDITOR'S REPORT

To   The Stockholders and Board of Directors
     Cobratech Industries Inc.
     (Formerly Cobra Energy Ltd.)

I have audited the accompanying consolidated balance sheets of Cobmtech Industries Inc. (A Development Stage Company) as at October 15, 2000 and December 31, 1999 and the related consolidated statements of operations, changes in stockholders' equity and cash flows for the periods then ended. These financial statements are the responsibility of the company's management My responsibility is to express an opinion on these financial statements based on my audit.

I  conducted  my  audit  in  accordance with  generally  accepted auditing standards in the United States of America. Those standards require that I plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimate s made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

The accompanying financial statements have been prepared assuming that Cobratech Industries Inc. (A Development Stage Company) will continue as a going concern. The Company is in the development stage and does not have the necessary working capital for its planned activity which raises substantial doubt about its ability to continue as a going concern. Management's plans in regards to this matter are discussed in note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

In my opinion, these consolidated financial statements present fairly, in all material respects, the consolidated financial position of Cobratech Industries Inc. (A Development Stage
Company) as at October 15, 2000 and December 31, 1999 and the consolidated results of its operations and its cash flows for the 288 days ended October 15, 2000, for the year ended December 31, 1999, and for the period from inception on November 18, 1997 to October 15, 2000 in conformity with generally accepted accounting principles in the United States of America.

November 15, 2000
Surrey BC                               CHARTERED ACCOUNTANT

                              - 1 -

                         COBRATECH INDUSTRIES INC.
                       (Formerly Cobra Energy Ltd.)
                       (A Development Stage Company)
                        CONSOLIDATED BALANCE SHEET
                              OCTOBER 15,2000

                                               October 15      December 31
                                               2000            1999

                                   ASSETS

CURRENT ASSETS
  Cash                                           $   134,638       $ 138,599

  Accounts receivable                                    430               -
  Directors' Loans (Note 7)                           52,463               -
  Prepaid expenses and deposits                      129,649           7,712
    Loan receivable                                   19,044               -
                                                 -----------      ----------
                                                     336,224         146,311
CAPITAL ASSETS (Note 4)                              196,538           7,076
                                                 -----------      ----------
TOTAL ASSETS                                     $   532,762       $ 153,387
                                                 ===========      ==========
                                LIABILITIES

CURRENT LIABILITIES
  Accounts payable and accrued liabilities        $   94,921       $   3,239

DIRECTORS' LOANS (Note 7)                                  -         109,172
                                                 -----------      ----------
                                                      94,921         112,411
                                                 ===========      ==========
                            STOCKHOLDERS' EQUITY

CAPITAL STOCK
  Authorized:
   200,000,000 Common shares without par
value
  Issued and fully paid:
   October 15, 2000-11,413,700 common shares
   December 31, 1999-4,425,000 common shares       1,814,307         687,412
   Less: Subscriptions receivable
    at December 31, 1999                                   -       (549,225)
                                                 -----------      ----------
                                                   1,814,307         138,187

Deficit accumulated during the development
stage                                            (1,376,466)        (97,211)
                                                 -----------      ----------
                                                     437,841          40,976
                                                 -----------      ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY       $   532,762         153,387
                                                 ===========      ==========

APPROVED BY THE DIRECTORS
   (The accompanying notes form an integral part of the these financial statements)
                                    -2
                         COBRATECH INDUSTRIES INC.
                       (Formerly Cobra Energy Ltd.)
                       (A Development Stage Company)
                   CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE 288 DAYS ENDED OCTOBER 15,2000
       with comparative figures for the year ended December 31, 1999

                                 288 Days Ended    Year Ended      Cumulative
                                 October 15,       December 31,    Amounts from
                                 2000              1999            Inception on
                                                                   November 17,
                                                                   1997 to October
                                                                   15,2000

EXPENSES
  Advertising and promotion       $   140,347            $   666    $   141,013

  Amortization                          7,538                334          7,872
  Consulting                          248,559             40,371        288,930
  Courier and delivery                  3,042                 26          3,068
  Insurance                             1,463                  -          1,463
  Legal and accounting                 42,117             21,460         63,577
  Licenses, dues and                    5,134                289          5,423
subscriptions
  Moving                                4,490                  -          4,490
  Office                               71,520              1,597         73,117
  Rent                                116,073              8,916        124,989
  Telephone                            17,658                365         18,023
  Travel                              231,219             13,125        244,344
  Vehicle                               3,306                  -          3,306
  Wages and employee benefits         394,704              9,686         404.39
                                  -----------        -----------   ------------
LOSS BEFORE OTHER EXPENSE
(INCOME)                          (1,287,170)           (96,835)    (1,384,005)
                                  -----------        -----------   ------------
OTHER EXPENSE (INCOME)
  Interest income                     (8,989)                  -        (8,989)
  Interest expense                      1,074                376          1,450
                                  -----------        -----------   ------------
                                      (7,915)                376        (7,539)
                                  -----------        -----------   ------------
LOSS FOR THE PERIOD              $(1,279,255)        $  (97,211)   $(1,376,466)
                                  ===========        ===========   ============

Basic and diluted loss per share   $   (0.55)        $         -
                                  ===========        ===========
Weighted average
number of shares outstanding        2,343,027          3,570,488
                                  ===========        ===========

(The accompanying notes form an integral part of the these financial statements)

                                    -3

                            COBRATECH INDUSTRIES INC.
                          (Formerly Cobra Energy Ltd.)
                          (A Development Stage Company)
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                     FOR THE 288 DAYS ENDED OCTOBER 15,2000
          with comparative figures for the year ended December 31, 1999

                                                   298 Days Ended    Year Ended         Cumulative
                                                   October 15,       December 31,       Amounts from
                                                   2000              1999               Inception on
                                                                                        November 17,
                                                                                        1997 to October
                                                                                        15,2000

CASH FLOWS FROM OPERATING ACTIVITIES
  Net (loss) for the period                         $ (1,279,255)       $   (97,211)    $ (1,376,466)

  NON CASH ITEMS
   Amortization                                             7,538                334            7,872
                                                   --------------      -------------    -------------
                                                      (1,271,717)           (96,877)      (1,368,594)
  CHANGES IN NON-CASH WORKING CAPITAL
   Accounts receivable                                    548,795                  -          548,795
   Prepaid expenses                                     (121,937)            (7,712)        (129,649)
   Loan receivable                                       (19,044)                  -         (19,044)
   Accounts payable and accrued liabilities                91,681              3,239           94,920
                                                   --------------      -------------    -------------
   Net cash used in operating activities                (772,222)          (101,350)          495,022
                                                   --------------      -------------    -------------
CASH FLOWS FROM FINANCING ACTIVITIES
  Directors' loans                                      (161,635)            109,172         (52,463)
  Subscribed capital stock                              1,126,895            138,187        1,265,082
  Net cash provided by financing activities               965,260            247,359        1,212,619

CASH FLOWS FROM INVESTING ACTIVITIES
  Leaseholds                                             (75,679)                  -         (75,679)
  Office furniture and equipment                        (121,320)            (7,410)        (128,730)
  Net cash used in investing activities                 (196,999)            (7,410)        (204,409)
                                                   --------------      -------------    -------------
(DECREASE) INCREASE IN CASH                               (3,961)            138,599          134,638

CASH POSITION, beginning of period                        138,599                  -                -
                                                   --------------      -------------    -------------
CASH POSITION, end of period                        $     134,638      $     138,599    $     134,638
                                                   ==============      =============    =============


Supplemental disclosure with respect to cash
flows:
  Cash paid for income taxes                        $           -      $           -     $          -
  Cash paid for interest                            $       1,074      $         376     $      1,450
                                                   ==============      =============    =============


Supplemental disclosure of non-cash operating,
 investing, and financing activities:
  Common shares issued for services                 $           -      $           -     $          -
                                                   ==============      =============    =============

(The accompanying notes form an integral part of the these financial statements)
                                       -4


                            COBRATECH INDUSTRIES INC.
                          (Formerly Cobra Energy Ltd.)
                          (A Development Stage Company)
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS'EQUITY
          FROM NOVEMBER 17,1997 (DATE OF INCEPTION) TO OCTOBER 15,2000

                                                                     Deficit
                                                                     Accumulated
                                                                     During the
                                          Common stock               Development
                                     Shares          Amount          Stage           Total

Net loss, from November 17,
  1997(date of inception) to
  December 31, 1999                                                      $ (97,211)     $ (97,211)

Stock subscribed for not issued
  as of December 31, 1999,
  stock offering for cash                3,250,000           687,412              -        687,412

Less: share subscriptions receivable
  as at December 31, 1999                1,175,000         (549,225)              -      (549,225)
                                      ------------      ------------   ------------    -----------

Balance, December 31, 1999               4,425,000           138,187       (97,211)         40,976

Net loss, from January 1, 2000
  to October 15, 2000                                                   (1,279,255)    (1,279,255)

Stock subscribed for not issued
  from January 1 to October 15,
  2000, stock offering for cash          6,988,700         1,676,120              -      1,676,120
                                      ------------      ------------   ------------    -----------
Balance, October 15, 2000               11,413,700      $  1,814,307   $(1,376,466)     $  437,841
                                      ============      ============   ============    ===========

(The accompanying notes form an integral part of these financial statements)

                                       -5

                    COBRATECH INDUSTRIES INC.
                  (Formerly Cobra Energy Ltd.)
                  (A Development Stage Company)
         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE 288 DAYS ENDED OCTOBER 15,2000

1.   ORGANIZATION OF THE COMPANY

Cobratech Industries Inc ("the Company") was incorporated on November 17, 1997 under the laws of British Columbia, Canada. On this date the company entered the development stage in accordance with Statement of Financial Accounting Standards No. 7. The Company's primary purpose is the marketing and export of the Jaws computer security technology to Asia. The Company has established offices in Vancouver, Canada, Hong Kong, and Tokyo, Japan.

2.   GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern which contemplates the realization of assets and liquidation of liabilities in the normal course of business. However, the Company has no current source of revenue. Without realization of additional capital, it would be unlikely for the Company to continue as a going concern Management plans are to raise capital through additional share subscriptions and in the longer term, revenues from operations. The Company's ability to continue as a going concern is dependent upon raising additional capital, and, ultimately, upon achieving profitable operations.

                            October 15, 2000  December 31,
                                              1999
Deficit accumulated during
 the development stage        $ (1,376,466)        $   (97,211)
                             ==============      ==============

3.   SIGNIFICANT ACCOUNTING POLICIES

The  company follows accounting principles generally accepted  in
the   United   States  and  Canada  in  preparing  it   financial
statements. The significant accounting policies used are as follows:

a) Fair value of financial statements

The Company's estimate of the fair value of cash, receivables, payables and accruals approximate the carrying value.

b) Income taxes

The company has operated at a loss since inception. The Company feels that any tax benefit from these operating losses is uncertain and would be reduced to zero under the valuation allowance rules.

c) Basic loss per share

Earnings per share are provided in accordance with Statement of Financial Accounting Standards No. 128, "Earnings per share". Due to the Company's simple capital structure, with only common stock outstanding, only basic loss per share is presented. Basic loss per share is computed by dividing losses available to common shareholders by the weighted average number of common shares outstanding during the periods.

(The accompanying notes form an integral part of the these financial statements)
                               -6
                    COBRATECH INDUSTRIES INC.
                  (Formerly Cobra Energy Ltd.)
                  (A Development Stage Company)
         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE 288 DAYS ENDED OCTOBER 15,2000

d) Estimates and assumptions

The peparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the dates of the financial statements and revenues and expenses during the reporting periods. Actual results could differ from these estimates.

e) Cash equivalents

All highly liquid investments purchased with an original maturity of three months or less are considered cash equivalents.

f) Capital assets

Capital assets are recorded at cost with depreciation and
amortization provided as follows:
                            Rate         Method

Office furniture and
equipment                   20 %         Diminishing balance
Leasehold improvements      1/5          Straight-line

The above rates have been utilized to reflect the anticipated life expectancy,

In the year of acquisition only one-half the normal rate is applied.

g) Comprehensive income

The company has adopted Statement of Financial Accounting Standards No. 130 ("SFAS 130"), "Reporting Comprehensive Income". This statement establishes rules for the reporting of comprehensive income and its components. The adoption of SFAS 130 had no impact on total stockholders' equity as of October 15, 2000.

h) Accounting for derivative instruments and hedging activities

In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 133 ("SFAS 133"), "Accounting for Derivative Instruments and Hedging Activities" which establishes accounting and reporting standards for derivative instruments and for hedging activities. SFAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. In June 1999, the FASB issued SFAS 137 to defer the effective date of SFAS 133 to fiscal quarters of fiscal years beginning after June 15, 2000. The Company does not anticipate that the adoption of the statement will have a significant impact on its financial statements.

i) Stock-based compensation

Statement of Financial Accounting Standards No. 123, "Accounting for Stock-Based Compensation" encourages, but does not require, companies to record compensation cost for stock-based compensation plans at fair value. The Company has chosen to account for stock-based compensation using Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees". Accordingly compensation cost for stock options is measured as the excess, if any, of the quoted market price of the Company's stock at the date of the grant over the amount an employee is required to pay for the stock.

(The accompanying notes form an integral part of the these financial statements)
                               -7
                    COBRATECH INDUSTRIES INC.
                  (Formerly Cobra Energy Ltd.)
                  (A Development Stage Company)
         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE 288 DAYS ENDED OCTOBER 15,2000

4.   CAPITAL ASSETS

                                                October 15,  December
                                                2000         31, 1999
                                 Accumulated    Net Book     Net Book
                     Cost        Amortization   Value        Value

Office furniture
 and equipment       $ 128,730       $   1,946    $ 126,784       $ 7,076
                       128,730
Leasehold
improvements            75,679           5,925       69,754             -
                     ---------       ---------   ----------    ----------
                     $ 204,409       $   7,871    $ 196,528       $ 7,076
                     =========       =========   ==========    ==========

5.   CAPITAL STOCK

The Company's authorized capital stock consists of 200,000,000 shares of common stock, without par value. All shares of common stock have equal voting rights and, when validly issued and outstanding, are entitled to one vote per share in all matters to be voted upon by shareholders. The shares of common stock have no preemptive, subscription, conversion or redemption rights and may be issued only as fully paid and nonassessable shares. Holders of the common stock are entitled to share pro-rata in dividends and distributions with respect to the common stock, as may be
declared  by  the  Board  of  Directors  out  of  funds   legally
available.

6.   CONSOLIDATED FINANCIAL STATEMENTS

These consolidated financial statements include the accounts of Cobratech Industries Inc. and its wholly owned subsidiaries, Cobratech Industries Limited and Cobratech Industries Japan
Limited.

7.   DIRECTORS' LOANS

Directors' loans do not bear interest and have no specific terms of repayment.

8.   LEASE OBLIGATIONS

The company has entered into operating leases for the rental of its premises. The Company is responsible for maintenance and insurance on its principal facilities. The total obligations under these leases are as follows:

     Year

     2001                     $ 61,248
     2002                       66,815
     2003                       77,952
     2004                       51,968

9.   RELATED PARTY TRANSACTIONS

During the period ended October 15, 2000, the company paid salaries amounting to $I 10,000 (December 3 1, 1999 -$10,000) to a director of the company.

   (The accompanying notes form an integral part of the these financial statements)
                               -8

                    COBRATECH INDUSTRIES INC.
                  (Formerly Cobra Energy Ltd.)
                  (A Development Stage Company)
         NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS
             FOR THE 288 DAYS ENDED OCTOBER 15,2000

10.  UNCERTAINTY DUE TO THE YEAR 2000 ISSUE

The  Year  2000  Issue  arises because  many  computerized
systems  use  two digits rather than four  to  identify  a
year.  Date-sensitive systems may recognize the year  2000
as  1900  or  some other date, resulting  in  errors  when
information  using  year  2000  dates  is  processed.   In
addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date.

The  effects  of  the Year 2000 Issue may  be  experienced
before,  on,  or  after  January  1,  2000,  and,  if  not
addressed,   the  impact  on  operations   and   financial
reporting may range from minor errors to significant systems failure, which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.

(The accompanying notes form an integral part of the these financial statements)
                               -9


                           SIGNATURES

Pursuant  to  the requirements of the Securities  Exchange
Act   of  1934,  the  Registrant  has  duly  caused   this
registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                           CTI Diversified Holdings, Inc.


                           By: /s/ Stephen Koltai
                              Stephen Koltai, President
                           Date: March 9, 2001